UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2011

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

(Exact name of Company as specified in charter)

Nevada	002-95836	13-3250816
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

No. 1 Huaihe West Road, E-T-D-Zone,
Dalian, People’s Republic of China    116600

(Address of principal executive offices)   (Zip Code)

Company's telephone number, including area code: 011 86 411-82595139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01.	Changes in Company’s Certifying Accountant.

Effective as of June 30, 2011, China Industrial Waste Management, Inc. (the “Company”) dismissed Jewett, Schwartz, Wolfe & Associates (“JSW”) and engaged UHY LLP (“UHY”) as its new independent registered public accountant.  These actions were recommended by the Audit Committee of the Company’s Board of Directors (the “Board”) and approved by the Board.

The reports of JSW on the Company’s financial statements as of December 31, 2010 and 2009 and for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal periods ended December 31, 2010 and 2009, and through June 30, 2011, there were: (i) no disagreements between the Company and JSW on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of JSW, would have caused JSW to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such periods, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

During its two most recent fiscal periods ended December 31, 2010 and 2009, and the subsequent interim period through the engagement of UHY on June 30, 2011, the Company did not consult with UHY on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and UHY did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided JSW with a copy of the disclosures contained herein and requested that JSW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not JSW agrees with its statements in this Item 4.01. A copy of the letter to be furnished by JSW in response to such request, will be filed as Exhibit 16.1 to an amendment to this Form 8-K promptly when the Company is in receipt of the letter. The Company anticipates it will be provided with the letter within ten business days from the date of filing this Form 8-K.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2011

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

By:	/s/ Jinqing Dong
Jinqing Dong
Chairman and Chief Executive Officer